UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

TriplePoint Venture Growth BDC Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-36328	46-3082016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

TriplePoint Venture Growth BDC Corp. 2755 Sand Hill Road, Suite 150 Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 854-2090

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On March 31, 2014, the Board of Directors of TriplePoint Venture Growth BDC Corp. (the “Company”) appointed Harold F. Zagunis, age 56, as Chief Financial Officer, effective immediately.  Pursuant to the previously announced transition plan, Mr. Zagunis replaces Harold C. Spencer, who had been serving as the Company’s interim chief financial officer in connection with the Company’s initial public offering.

Harold F. Zagunis, recently joined TriplePoint Capital LLC as its Chief Financial Officer.  Before joining TriplePoint Capital LLC, Mr. Zagunis served as a Managing Director of Redwood Trust Inc., an internally-managed operating company focused on engaging in residential mortgage banking and commercial mortgage lending activities and investing in mortgage- and other real estate-related assets, since 2008, and as Chief Risk Officer, Chief Financial Officer, Controller, Treasurer, Vice-President and Secretary of Redwood Trust Inc. at different times between 1995 and 2011.  Prior to joining Redwood Trust Inc., from 1986 to 1995, Mr. Zagunis served as the Vice President of Finance for Landmark Land Company, Inc., a publicly traded company owning savings and loan and real estate development interests.  Mr. Zagunis received Bachelor of Arts degrees in mathematics and economics from Willamette University and a Masters of Business Administration degree from Stanford University Graduate School of Business.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor protections provided by the same.  Although the Company believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate.  These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, its current and prospective portfolio investments, its industry, its beliefs, and its assumptions.  Forward-looking statements are not predictions of future events.  The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 99.1         Press release of TriplePoint Venture Growth BDC Corp. dated March 31, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriplePoint Venture Growth BDC Corp.

By:	/s/ James P. Labe
James P. Labe
Chief Executive Officer

Date: April 1, 2014

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